POWER OF ATTORNEY
FOR FORM ID

Know all by these presents, that the undersigned hereby constitutes and appoints Albert W. Vanderlaan as the undersigned's true and lawful attorney-in-fact to prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) (i) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain the required codes and passwords enabling the Company to make electronic filings with the SEC and (ii) reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with SEC rules or regulations.

This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of November, 2014.

SOFINNOVA VENTURE PARTNERS VIII, L.P.,
a Delaware Limited Partnership

By: SOFINNOVA MANAGEMENT VIII, L.L.C.,

a Delaware Limited Liability Company
Its General Partner

By: /s/ James I. Healy

James I. Healy
Managing Member

SOFINNOVA MANAGEMENT VIII, L.L.C.,
a Delaware Limited Liability Company

By: /s/ James I. Healy

James I. Healy
Managing Member

By: /s/ James I. Healy

James I. Healy

By: /s/ Srinivas Akkaraju

Srinivas Akkaraju

By: /s/ Michael F. Powell

Michael F. Powell

By: /s/ Anand Mehra

Anand Mehra